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Exhibit 10.01

KMG AMERICA CORPORATION

2004 EQUITY INCENTIVE PLAN

i

ARTICLE VI	OPTIONS	11
6.01.	Grant	11
6.02.	Option Price	11
6.03.	Maximum Option Period	11
6.04.	Nontransferability	11
6.05.	Transferable Options	11
6.06.	Exercise	11
6.07.	Payment	12
6.08.	Employee Status	12
6.09.	Change in Control	12
6.10.	Stockholder Rights	13
6.11.	Disposition of Shares	13
6.12.	No Liability of Company	13
ARTICLE VII	SARS	14
7.01.	Grant	14
7.02.	Maximum SAR Period	14
7.03.	Nontransferability	14
7.04.	Transferable SARs	14
7.05.	Exercise	14
7.06.	Change in Control	15
7.07.	Employee Status	15
7.08.	Settlement	16
7.09.	Stockholder Rights	16
ARTICLE VIII	STOCK AWARDS	17
8.01.	Award	17
8.02.	Vesting	17
8.03.	Performance Objectives	17
8.04.	Employee Status	18
8.05.	Change in Control	18
8.06.	Stockholder Rights	18
ARTICLE IX	PERFORMANCE SHARE AWARDS	19
9.01.	Grant	19
9.02.	Earning the Award	19
9.03.	Maximum Performance Share Award Period	19
9.04.	Payment	20
9.05.	Stockholder Rights	20
9.06.	Nontransferability	20
9.07.	Transferable Performance Shares	20
9.08.	Employee Status	20
9.09.	Change in Control	20
ARTICLE X	INCENTIVE AWARDS	22
10.01.	Grant	22
10.02.	Terms and Conditions	22
10.03.	Maximum Incentive Award Period	22
10.04.	Nontransferability	23
10.05.	Transferable Incentive Awards	23
10.06.	Employee Status	23
10.07.	Change in Control	23
10.08.	Stockholder Rights	23
ARTICLE XI	ADJUSTMENT UPON CHANGE IN COMMON STOCK	24

ii

ARTICLE XII	COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES	25
12.01.	Compliance	25
12.02.	Postponement of Exercise or Payment	25
12.03.	Forfeiture of Payment	25
ARTICLE XIII	GENERAL PROVISIONS	26
13.01.	Effect on Employment and Service	26
13.02.	Unfunded Plan	26
13.03.	Rules of Construction	26
13.04.	Tax Withholding and Reporting	26
13.05.	Reservation of Shares	26
13.06.	Governing Law	27
13.07.	Other Actions	27
13.08.	Other Conditions	27
13.09.	Forfeiture Provisions	27
ARTICLE XIV	AMENDMENT	28
ARTICLE XV	DURATION OF PLAN	29
ARTICLE XVI	EFFECTIVE DATE OF PLAN	30

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ARTICLE I
DEFINITIONS

1.01.    Acquiring Person

        Acquiring Person means that a Person, considered alone or as part of a "group" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, is or becomes directly or indirectly the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of securities representing more than fifty percent (50%) of the Company's then outstanding securities entitled to vote generally in the election of the Board.

1.02.    Affiliate

        Affiliate means any "subsidiary" or "parent" corporation (as such terms are defined in Section 424 of the Code) of the Company.

1.03.    Agreement

        Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Award granted to such Participant.

1.04.    Award

        Award means an Incentive Award, Option, Performance Share, SAR or Stock Award granted under this Plan.

1.05.    Board

        Board means the Board of Directors of the Company.

1.06.    Cause

        Cause has the same definition as under any employment or service agreement between the Company or any Affiliate and the Participant or, if no such employment or service agreement exists or if such employment or service agreement does not contain any such definition, Cause means that the Participant (i) has committed fraud or misappropriated, stolen or embezzled funds or property from the Company or an Affiliate or secured or attempted to secure personally any profit in connection with any transaction entered into on behalf of the Company or any Affiliate, (ii) has been convicted of, or entered a plea of guilty or "nolo contendere" to, any criminal act or has committed any other act of willful misconduct which brings the Participant into disrepute or is likely to cause material harm to the Company's (or any Affiliate's) reputation, business, customer or supplier relations, financial condition or prospects, (iii) has, notwithstanding not less than 30 days' prior written notice, willfully failed to comply with any lawful directives of the Board, the Board of Directors of any Affiliate or any supervisory personnel of the Participant or otherwise failed to perform in a satisfactory manner his or her duties with the Company or any Affiliate (other than by reason of illness or temporary disability), (iv) has violated or breached any material law or regulation to the material detriment of the Company or any Affiliate or its or their business, (v) has breached any non-competition, non-disclosure or non-solicitation agreement which causes or is reasonably likely to cause material harm to the Company or any Affiliate or (vi) has committed any act of willful malfeasance or gross negligence in a matter of material importance to the Company or any Affiliate. For purposes of the Plan, other than where the definition of Cause is determined under any employment or service agreement between the Company or any Affiliate and the Participant in which case such employment or service agreement shall control, in no event shall any termination of employment or service be deemed for Cause unless the Company's

Chief Executive Officer concludes that the situation warrants a determination that the Participant's employment or service terminated for Cause; in the case of the Chief Executive Officer, any determination that the Chief Executive Officer's employment terminated for Cause shall be made by the Board acting without the Chief Executive Officer.

1.07.    Change in Control

        "Change in Control" means (i) a Person is or becomes an Acquiring Person; (ii) a transfer of all or substantially all of the Company's assets on a consolidated basis, as reported in the Company's consolidated financial statements; (iii) a merger, consolidation or statutory share exchange with a Person, regardless of whether the Company is intended to be the surviving or resulting entity after the merger, consolidation or statutory share exchange, other than a transaction that results in the voting securities of the Company carrying the right to vote in elections of persons to the Board outstanding immediately prior to the closing of the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% (fifty percent) of the Company's voting securities carrying the right to vote in elections of persons to the Company's Board, or such securities of such surviving entity, outstanding immediately after the closing of such transaction; (iv) the Continuing Directors cease for any reason to constitute a majority of the Board; (v) a liquidation of the Company or the commencement of actions constituting a plan of liquidation or the closing of a liquidation agreement); or (vi) a majority of the independent members of the Board adopt a resolution to the effect that, in their judgment, as a consequence of any one or more transactions or events or series of transactions or events, a change in control of the Company has effectively occurred. The independent members of the Board shall be entitled to exercise their sole and absolute discretion in exercising their judgment and in the adoption of such resolution, whether or not any such transaction(s) or event(s) might be deemed, individually or collectively, to satisfy any of the criteria set forth in subparagraphs (i) through (v) above. Notwithstanding the foregoing, no event resulting from the initial public offering of the Company's securities as contemplated by the Company's Form S-1 Registration Statement under the Securities Act of 1933, dated                        , 2004 (the "Initial Public Offering"), shall constitute a Change in Control.

1.08.    Code

        Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.09.    Committee

        Committee means the Compensation Committee of the Board if the Board appoints one to administer the Plan, or the Board itself if no such Compensation Committee is appointed. If such Compensation Committee is appointed, if and to the extent deemed necessary by the Board, such Compensation Committee shall consist of two or more directors, all of whom are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and, after the transition period prescribed by the regulations under Code Section 162(m), "outside directors" within the meaning of Code Section 162(m).

1.10.    Common Stock

        Common Stock means the common stock, par value $0.01 per share, of the Company.

1.11.    Company

        Company means KMG America Corporation, a Virginia corporation, or any successor thereto.

1.12.    Continuing Director

        Continuing Director means any member of the Board, while a member of the Board and (i) who was a member of the Board at the time of the Initial Public Offering or (ii) whose nomination for or election to the Board was recommended or approved by a majority of the Continuing Directors.

1.13.    Control Change Date

        Control Change Date means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the "Control Change Date" is the date of the last of such transactions.

1.14.    Corresponding SAR

        Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

1.15.    Disability

        Disability has the same definition as under the Company's long-term disability insurance plan or, if the Participant does not participate in such plan or the Company does not sponsor such plan or discontinues to sponsor such plan, the Participant shall be considered to have a disability if he or she qualifies for and receives Social Security disability benefits; provided, however, that with respect to an incentive stock option, Disability means the inability of a Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months as defined in Code Section 22(e)(3).

1.16.    Exchange Act

        Exchange Act means the Securities Exchange Act of 1934, as amended.

1.17.    Fair Market Value

        Fair Market Value of a share of Common Stock means, on any given date, the fair market value of a share of Common Stock as the Committee in its discretion shall determine; provided, however, that the Committee shall determine Fair Market Value without regard to any restriction other than a restriction which, by its terms, will never lapse and, if the shares of Common Stock are traded on any national stock exchange or quotation system, the Fair Market Value of a share of Common Stock shall be the closing price of a share of Common Stock as reported on such stock exchange or quotation system on such date, or if the shares of Common Stock are not traded on such stock exchange or quotation system on such date, then on the next preceding day that the shares of Common Stock were traded on such stock exchange or quotation system, all as reported by such source as the Committee shall select. The Fair Market Value that the Committee determines shall be final, binding and conclusive on the Company, any Affiliate and each Participant.

1.18.    Good Reason

        Good Reason has the same definition as under any employment or service agreement between the Company or any Affiliate and the Participant or, if no such employment or service agreement exists or if such employment or service agreement does not contain any such definition, Good Reason means the Participant voluntarily terminates employment or service on account of and within ninety (90) days of (i) a failure by the Company or any Affiliate to comply with any material provision of any employment or service agreement between the Company or the Affiliate and the Participant (other than the payment obligations referred to in clause (v) below) which has not been cured within thirty (30) days after notice of such noncompliance has been given by the Participant to the Company or the Affiliate, as applicable; (ii) the assignment to the Participant of any material duties inconsistent with the Participant's position with the Company or any Affiliate or a substantial adverse alteration in the nature or status of the Participant's responsibilities, in either event without the Participant's consent; (iii) a material reduction in employee benefits, other than a reduction generally applicable to similarly situated employees of the Company or the Affiliate, as applicable, without the Participant's consent; (iv) relocation of the Participant's principal place of employment outside a fifty (50) mile radius of the Participant's then current principal place of employment without the Participant's consent; or (v) any failure by the Company or an applicable Affiliate to pay the Participant's base salary or any incentive bonus to which he or she is entitled, which failure has not been cured within ten (10) days after notice of such noncompliance has been given by the Participant to the Company or the Affiliate, as applicable. For purposes of the Plan, other than where the definition of Good Reason is determined under any employment or service agreement between the Company or any Affiliate and the Participant in which case such employment of service agreement shall control, the Committee shall determine whether any termination of employment or service shall be deemed for Good Reason.

1.19.    Incentive Award

        Incentive Award means an award stated with reference to a specified dollar amount which, subject to such terms and conditions as may be prescribed by the Committee, entitles the Participant to receive shares of Common Stock from the Company or an Affiliate.

1.20.    Initial Value

        Initial Value means, with respect to a Corresponding SAR, the option price per share of the related Option and, with respect to an SAR granted independently of an Option, the Fair Market Value of one share of Common Stock on the date of grant.

1.21.    Named Executive Officer

        Named Executive Officer means a Participant who, as of the last day of a taxable year, is the Chief Executive Officer of the Company (or is acting in such capacity) or one of the four highest compensated officers of the Company (other than the Chief Executive Officer) or is otherwise one of the group of "covered employees", as defined in the Treasury Regulations promulgated under Code Section 162(m).

1.22.    Option

        Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.23.    Participant

        Participant means an employee of the Company or an Affiliate, a non-employee member of the Board, or a person or entity that provides services to the Company or an Affiliate and who satisfies the requirements of Article IV and is selected by the Committee to receive an Award.

1.24.    Performance Shares

        Performance Shares means an award, in the amount determined by the Committee, stated with reference to a specified number of shares of Common Stock, that in accordance with the terms of an

Agreement entitles the holder to receive a cash payment or shares of Common Stock or a combination thereof.

1.25.    Person

        "Person" means any human being, firm, corporation, partnership, or other entity. "Person" also includes any human being, firm, corporation, partnership, or other entity as defined in sections 13(d)(3) and 14(d)(2) of the Exchange Act. The term "Person" does not include the Company or any Related Entity, and the term Person does not include any employee-benefit plan maintained by the Company or any Related Entity, or any person or entity organized, appointed, or established by the Company or any Related Entity for or pursuant to the terms of any such employee-benefit plan, unless the Board determines that such an employee-benefit plan or such person or entity is a "Person".

1.26.    Plan

        Plan means this KMG America Corporation 2004 Equity Incentive Plan, in its current form and as hereafter amended.

1.27.    Related Entity

        Related Entity means any entity that is part of a controlled group of corporations or is under common control with the Company within the meaning of Sections 1563(a), 414(b) or 414(c) of the Code.

1.28.    SAR

        SAR means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive a number of shares of Common Stock, or in the discretion of the Committee, a cash award, or a combination of shares of Common Stock and cash, based on the increase in the Fair Market Value of the shares underlying the stock appreciation right during a stated period specified by the Committee. References to "SARs" include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.29.    Stock Award

        Stock Award means shares of Common Stock granted to a Participant under Article VIII.

1.30.    Ten Percent Shareholder

        Ten Percent Shareholder means any individual who (considering the stock attribution rules described in Code Section 424(d)) owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any Affiliate.

ARTICLE II
PURPOSES

        The Plan is intended to assist the Company and its Affiliates in recruiting and retaining individuals and other service providers with ability and initiative by enabling such persons or entities to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its stockholders. The Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code ("incentive stock options") and Options not so qualifying, and the grant of SARs, Stock Awards, Performance Shares and Incentive Awards in accordance with the Plan and procedures that may be established by the Committee. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option. The proceeds received by the Company from the sale of shares of Common Stock pursuant to this Plan shall be used for general corporate purposes.

ARTICLE III
ADMINISTRATION

        The Plan shall be administered by the Committee. The Committee shall have authority to grant Awards upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or SAR, the transferability or forfeitability of a Stock Award, or the grant or settlement of Performance Shares or an Incentive Award. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable or the time at which an Incentive Award or award of Performance Shares may be settled. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee in connection with the administration of this Plan shall be final and conclusive. The members of the Committee shall not be liable for any act done in good faith with respect to this Plan or any Agreement or Award. All expenses of administering this Plan shall be borne by the Company.

        To the extent applicable law so permits, the Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee's authority and duties with respect to Awards to be granted to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and, after the transition period prescribed by the regulations under Code Section 162(m), who are not Named Executive Officers. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan and the Committee's prior delegation. If and to the extent deemed necessary by the Board, all Awards granted to any individual who is subject to the reporting and other provisions of Section 16 of the Exchange Act shall be made by a Committee comprised solely of two or more directors, all of whom are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and, after the transition period prescribed by the regulations under Code Section 162(m), all Awards granted to any individual who is a Named Executive Officer shall be made by a Committee comprised solely of two or more directors, all of whom are "outside directors" within the meaning of Code Section 162(m).

        The Company shall bear all expenses of administering this Plan. The Company shall indemnify and hold harmless each person who is or shall have been a member of the Committee acting as administrator of the Plan, or any delegate of such, against and from any cost, liability, loss or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any action, claim, suit, or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or not taken under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company's approval, or paid by such person in satisfaction of any judgment in any such action, suit, or proceeding against such person, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. Notwithstanding the foregoing, the Company shall not indemnify and hold harmless any such person if (i) applicable law or the Company's Articles of Incorporation or Bylaws prohibit such indemnification or (ii) such person did not act in good faith and in a manner that such person believed to be consistent with the Plan or such person's conduct constituted gross negligence or willful misconduct. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law or otherwise, or under any other power that the Company may have to indemnify such person or hold him or her harmless. The provisions of the foregoing indemnity shall survive indefinitely the term of this Plan.

ARTICLE IV
ELIGIBILITY

        Any employee of the Company or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan) and any non-employee member of the Board is eligible to participate in this Plan. In addition, any other person or entity that provides services to the Company or an Affiliate is eligible to participate in this Plan if the Board, in its sole discretion, determines that it is in the best interest of the Company.

ARTICLE V
COMMON STOCK SUBJECT TO PLAN

5.01.    Common Stock Issued

        Upon the issuance of shares of Common Stock pursuant to an Award, the Company may deliver to the Participant shares of Common Stock or treasury shares from its authorized but unissued Common Stock.

5.02.    Aggregate Limit

        The maximum aggregate number of shares of Common Stock that may be issued under this Plan shall be the lesser of (i) 2,336,903 shares or (ii) that number that equals nine and one-half percent (9.5%) of the outstanding shares of Common Stock as of the Initial Public Offering. One hundred percent (100%) of such shares may be issued pursuant to Options or any other type of Award. In addition, the maximum aggregate number of shares of Common Stock that may be issued under this Plan and the foregoing limits shall be subject to adjustment as provided in Article XI.

5.03.    Individual Limit

        The maximum number of shares of Common Stock that can be issued under the Plan to any Participant pursuant to Options, SARs, Stock Awards or Performance Shares or any combination thereof is 350,000 shares in any calendar year. This Section 5.03 applies only with respect to Awards that are made at the end of the transition period prescribed by the regulations under Code Section 162(m).

5.04.    Reallocation of Shares

        If an Option is terminated, in whole or in part, for any reason other than its exercise or the exercise of a Corresponding SAR that is settled with shares of Common Stock, the number of shares of Common Stock allocated to the Option or portion thereof may be reallocated to other Awards to be granted under this Plan. If an SAR is terminated, in whole or in part, for any reason other than its exercise that is settled with shares of Common Stock or the exercise of a related Option, the number of shares of Common Stock allocated to the SAR or portion thereof may be reallocated to other Awards to be granted under this Plan. If an award of Performance Shares is terminated, in whole or in part, for any reason other than its settlement with shares of Common Stock, the number of shares allocated to the Performance Shares or portion thereof may be reallocated to other Awards to be granted under this Plan. If a Stock Award is forfeited, in whole or in part, for any reason, the number of shares of Common Stock allocated to the Stock Award or portion thereof may be reallocated to other Awards to be granted under this Plan.

ARTICLE VI
OPTIONS

6.01.    Grant

        In accordance with the provisions of Article IV, the Committee will designate each individual or entity to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such grant. Notwithstanding any other provision of the Plan or any Agreement, the Committee may only grant an incentive stock option to an individual who is an employee of the Company or an Affiliate.

6.02.    Option Price

        The price per share of Common Stock purchased on the exercise of an Option shall be determined by the Committee on the date of grant, but shall not be less than the Fair Market Value of a share of Common Stock on the date the Option is granted. However, if at the time of grant of an Option that is intended to be an incentive stock option the Participant is a Ten Percent Shareholder, the price per share of Common Stock purchased on the exercise of such Option shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

6.03.    Maximum Option Period

        The maximum period in which an Option may be exercised shall be determined by the Committee on the date of grant, except that no Option shall be exercisable after the expiration of ten years from the date such Option was granted (five years from the date such Option was granted in the event of an incentive stock option granted to a Ten Percent Shareholder).

6.04.    Nontransferability

        Except as provided in Section 6.05, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 6.05, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.05.    Transferable Options

        Section 6.04 to the contrary notwithstanding, if the Agreement provides, an Option that is not an incentive stock option may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-5 under the Exchange Act as in effect from time to time. The holder of an Option transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

6.06.    Exercise

        Subject to the provisions of this Plan and if an applicable Agreement does not provide for when Options shall become exercisable, a Participant's Options shall become exercisable with respect to one-fourth of the shares of Common Stock subject to the Options on each of the first, second, third and fourth anniversaries of the date of grant, provided the Participant has been continuously employed by or has continuously provided services to the Company or an Affiliate as of each such date. Additionally, if the Committee so provides in an applicable Agreement, the Participant's outstanding Options shall become exercisable with respect to one hundred percent (100%) of the shares of Common Stock subject to the Options that have not previously become exercisable upon (i) involuntary termination of the Participant's employment or service by the Company or an Affiliate other than for Cause, (ii) voluntary termination of the Participant's employment or service with the Company or an Affiliate by the Participant for Good Reason, (iii) the Participant's death while still employed by or providing services to the Company or an Affiliate or (iv) the Participant's Disability while still employed by or providing services to the Company or an Affiliate. Notwithstanding the foregoing, incentive stock options (granted under the Plan and all plans of the Company and its Affiliates) may not be first exercisable in a calendar year for shares of Common Stock having a Fair Market Value (determined as of the date the Option is granted) exceeding $100,000. If the limitation is exceeded, the Options that cause the limitation to be exceeded shall be treated as nonqualified stock options. An Option shall be exercised in such a manner and in compliance with such requirements as the Committee shall determine. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

6.07.    Payment

        Subject to rules established by the Committee and unless provided otherwise in an Agreement, payment of all or part of the Option price may be made in cash, certified check, by tendering shares of Common Stock (which, if acquired from the Company, have been held by the Participant for at least six months) or by a broker-assisted cashless exercise. If shares of Common Stock are used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

6.08.    Employee Status

        For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

6.09.    Change in Control

        Notwithstanding any provision of any Agreement, in the event of or in anticipation of a Change in Control, the Committee in its discretion (i) may declare that some or all outstanding Options previously granted under the Plan, whether or not then exercisable, shall terminate as of a date before or on the Control Change Date without any payment to the holder of the Option, provided the Committee gives prior written notice to the Participants of such termination and gives such Participants the right to exercise their outstanding Options before such date to the extent then exercisable or (ii) may terminate before or on the Control Change Date some or all outstanding Options previously granted under the Plan, whether or not then exercisable, in consideration of payment to the holder of the Option, with respect to each share of Common Stock for which the Option is then exercisable, of the excess, if any, of the Fair Market Value on such date of the Common Stock subject to the exercisable portion of the Option over the Option price. The payment described in (ii) above may be made in any manner the Committee determines, including in cash, stock or other property. The Committee may take the actions described in (i) or (ii) above with respect to Options that are not then exercisable whether or not the Participant will receive any payment therefor. The Committee in its discretion may take the actions described in (i) or (ii) above contingent on consummation of the Change in Control and with respect to some or all outstanding Options, whether or not then exercisable, or on an Option-by-Option basis, which actions need not be uniform with respect to all outstanding Options. However, the Options shall not be terminated to the extent that written provision is made for their continuance, assumption or substitution by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control. If the Committee so provides in an applicable Agreement, a Participant's outstanding Options shall be fully exercisable on and after a Control Change Date or immediately before the date the Options will be terminated in connection with the Change in Control, as described above, provided the Participant has been continuously employed by or has continuously provided services to the Company or an Affiliate as of such time.

6.10.    Stockholder Rights

        No Participant shall have any rights as a stockholder with respect to shares subject to his Option until the date of exercise of such Option.

6.11.    Disposition of Shares

        A Participant shall notify the Company of any sale or other disposition of shares of Common Stock acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of shares of Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

6.12.    No Liability of Company

        The Company shall not be liable to any Participant or any other person if the Internal Revenue Service or any court or other authority having jurisdiction over such matter determines for any reason that an Option intended to be an incentive stock option and granted hereunder does not qualify as an incentive stock option.

ARTICLE VII
SARS

7.01.    Grant

        In accordance with the provisions of Article IV, the Committee will designate each individual or entity to whom SARs are to be granted and will specify the number of shares of Common Stock covered by such grant. For purposes of the foregoing limit, an Option and Corresponding SAR shall be treated as a single Award. In addition, no Participant may be granted Corresponding SARs (under this Plan and all other incentive stock option plans of the Company and its Affiliates) that are related to incentive stock options which are first exercisable in any calendar year for shares of Common Stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds $100,000.

7.02.    Maximum SAR Period

        The term of each SAR shall be determined by the Committee on the date of grant, except that no SAR shall have a term of more than ten years from the date such SAR was granted (five years for a Corresponding SAR that is related to an incentive stock option and that is granted to a Ten Percent Shareholder).

7.03.    Nontransferability

        Except as provided in Section 7.04, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 7.04, during the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

7.04.    Transferable SARs

        Section 7.03 to the contrary notwithstanding, if the Agreement so provides, an SAR, other than a Corresponding SAR that is related to an incentive stock option, may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-5 under the Exchange Act as in effect from time to time. The holder of an SAR transferred pursuant to this Section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the SAR except by will or the laws of descent and distribution. In the event of any transfer of a Corresponding SAR (by the Participant or his transferee), the Corresponding SAR and the related Option must be transferred to the same person or person or entity or entities.

7.05.    Exercise

        Subject to the provisions of this Plan and if an applicable Agreement does not provide for when an SAR shall become exercisable, an SAR shall become exercisable with respect to one-fourth of the shares of Common Stock covered by the grant on each of the first, second, third and fourth anniversaries of the date of grant, provided the Participant has been continuously employed by or has continuously provided services to the Company or an Affiliate as of each such date. Additionally, if the Committee so provides in an applicable Agreement, an SAR shall become exercisable with respect to one hundred percent (100%) of the shares of Common Stock covered by the grant that have not previously become exercisable upon (i) involuntary termination of the Participant's employment or service by the Company or an Affiliate other than for Cause, (ii) voluntary termination of the Participant's employment or service with the Company or an Affiliate by the Participant for Good Reason, (iii) the Participant's death while still employed by or providing services to the Company or an Affiliate or (iv) the Participant's Disability while still employed by or providing services to the Company or an Affiliate. Notwithstanding the foregoing, an SAR may be exercised only to the extent that the related Option (in the case of a Corresponding SAR) is exercisable and only when the Fair Market Value of the Common Stock that is subject to the exercise exceeds the Initial Value of the SAR. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

7.06.    Change in Control

        Notwithstanding any provision of any Agreement, in the event of or in anticipation of a Change in Control, the Committee in its discretion (i) may declare that some or all outstanding SARs previously granted under the Plan, whether or not then exercisable, shall terminate as of a date before or on the Control Change Date without any payment to the holder of the SAR, provided the Committee gives prior written notice to the Participants of such termination and gives such Participants the right to exercise their outstanding SARs before such termination date to the extent then exercisable or (ii) may terminate before or on the Control Change Date some or all outstanding SARs previously granted under the Plan, whether or not then exercisable, in consideration of payment to the holder of the SAR, with respect to each share of Common Stock for which the SAR is then exercisable, of the excess, if any, of the Fair Market Value of such Common Stock on such date over the Initial Value of the SAR. The payment described in (ii) above may be made in any manner the Committee determines, including in cash, stock or other property. The Committee may take the actions described in (i) or (ii) above with respect to SARs that are not then exercisable whether or not the Participant will receive any payment therefor. The Committee in its discretion may take the actions described in (i) or (ii) above contingent on consummation of the Change in Control and with respect to some or all outstanding SARs, whether or not then exercisable, or on an SAR-by-SAR basis, which actions need not be uniform with respect to all outstanding SARs. Notwithstanding the foregoing, no payment shall be made with respect to a Corresponding SAR to the extent the Committee made a payment with respect to the Option that relates to the Corresponding SAR. No SARs shall be terminated to the extent that written provision is made for their assumption, continuance or substitution by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control. If the Committee so provides in an applicable Agreement, a Participant's outstanding SARs shall be fully exercisable on and after a Control Change Date or immediately before the date the SARs will be terminated in connection with the Change in Control, as described above, provided the Participant has been continuously employed by or has continuously provided services to the Company or an Affiliate as of such time.

7.07.    Employee Status

        If the terms of any SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

7.08.    Settlement

        At the Committee's discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, shares of Common Stock, or a combination of cash and Common Stock. No fractional share will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

7.09.    Stockholder Rights

        No Participant shall, as a result of receiving an SAR, have any rights as a stockholder of the Company or any Affiliate until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

ARTICLE VIII
STOCK AWARDS

8.01.    Award

        In accordance with the provisions of Article IV, the Committee will designate each individual or entity to whom a Stock Award is to be granted and will specify the number of shares of Common Stock covered by such grant.

8.02.    Vesting

        The Committee, on the date of grant, may prescribe that a Participant's rights in the Stock Award shall be forfeitable and nontransferable for a period of time and subject to such conditions as may be set forth in the Agreement. By way of example and not of limitation, the Committee may prescribe that a Participant's rights in a Stock Award shall be forfeitable and nontransferable subject to (a) the attainment of objectives stated with reference to the Company's, an Affiliate's or a business unit's attainment of objectives stated with respect to performance criteria listed in Section 8.03, (b) the Participant's completion of a specified period of employment or service with the Company or an Affiliate, (c) the Participant's death, disability or retirement or (d) satisfaction of a combination of any of the foregoing factors. To the extent the Participant's rights in a Stock Award are forfeitable and nontransferable for a period of time, the Committee on the date of grant shall determine the maximum period over which the rights may become nonforfeitable and transferable, except that such period shall not exceed ten years. If an applicable Agreement does not provide for when a Participant's rights in a Stock Award will become nonforfeitable and transferable, a Participant's rights in a Stock Award will become nonforfeitable and transferable with respect to one-fourth of the shares of Common Stock covered by the grant on each of the first, second, third and fourth anniversaries of the date of grant, provided the Participant has been continuously employed by or has continuously provided services to the Company or an Affiliate as of each such date. Additionally, if the Committee so provides in an applicable Agreement, an outstanding Stock Award shall become nonforfeitable and transferable with respect to one hundred percent (100%) of the shares of Common Stock covered by the grant upon (i) involuntary termination of the Participant's employment or service by the Company or an Affiliate other than for Cause, (ii) voluntary termination of a Participant's employment or service with the Company or an Affiliate by the Participant for Good Reason, (iii) the Participant's death while still employed by or providing services to the Company or an Affiliate or (iv) the Participant's Disability while still employed by or providing services to the Company or an Affiliate.

8.03.    Performance Objectives

        In accordance with Section 8.02, the Committee may prescribe in an applicable Agreement that Stock Awards will become nonforfeitable and transferable based on objectives stated with respect to the Company's, an Affiliate's or a business unit's (a) total stockholder return; (b) total stockholder return as compared to total return (on a comparable basis) of a publicly available index; (c) net income; (d) gross, operating or net earnings before or after taxes; (e) funds from operations; (f) earnings before interest expense, taxes, depreciation and amortization; (g) operating margin; (h) earnings per share; (i) return on equity, capital, assets, net assets, sales or investment; (j) working capital; (k) ratio of debt to stockholders equity; (l) revenue; (m) cash flow or cash flow per share; (n) book value per share; (o) earnings growth; (p) sales growth; (q) customer growth; (r) Fair Market Value of the Company or any Affiliate or shares of Common Stock; (s) share price; (t) market share; (u) economic value added; (v) market value added; (w) productivity; (x) level of expenses; (y) quality; (z) safety; (aa) customer satisfaction or (bb) peer group comparisons of any of the aforementioned performance objectives. If the Committee, on the date of grant, prescribes that a Stock Award shall become nonforfeitable and transferable only upon the attainment of any of the above performance objectives, the shares of

Common Stock subject to such Stock Award shall become nonforfeitable and transferable only to the extent that the Committee certifies in writing that such objectives have been achieved.

8.04.    Employee Status

        In the event that the terms of any Stock Award provide that shares shall become nonforfeitable and transferable thereunder only after completion of a specified period of employment or continuous service, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

8.05.    Change in Control

        Notwithstanding any provision of any Agreement, in the event of or in anticipation of a Change in Control, the Committee in its discretion may terminate before or on the Control Change Date outstanding Stock Awards previously granted under the Plan that are not then nonforfeitable and transferable without any payment to the holder of the Stock Awards. The Committee in its discretion may take the action described in this Section 8.05 contingent on the consummation of the Change in Control and with respect to some or all outstanding Stock Awards or on a Stock Award-by-Stock Award basis, which actions need not be uniform with respect to all outstanding Stock Awards. The preceding sentences to the contrary notwithstanding, the Stock Awards shall not be terminated to the extent that written provision is made for their assumption, continuance or substitution by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control. If the Committee so provides in an applicable Agreement, a Participant's outstanding Stock Awards shall become nonforfeitable and transferable on and after a Control Change Date or immediately before the date the Stock Awards would otherwise be terminated in connection with the Change in Control, as described above, provided the Participant has been continuously employed by or has continuously provided services to the Company or an Affiliate as of such time.

8.06.    Stockholder Rights

        Prior to their forfeiture (in accordance with the applicable Agreement and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited and are nontransferable), a Participant will have all rights of a stockholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares granted under the Stock Award are transferable and are no longer forfeitable.

ARTICLE IX
PERFORMANCE SHARE AWARDS

9.01.    Grant

        In accordance with the provisions of Article IV, the Committee will designate each individual or entity to whom a grant of Performance Shares is to be made and will specify the number of shares covered by such grant.

9.02.    Earning the Award

        The Committee, on the date of grant of the Performance Shares, shall prescribe that the Performance Shares will be earned and become payable subject to such conditions as are set forth in the Agreement. By way of example and not of limitation, the Committee may prescribe that the Performance Shares will be earned and become payable upon (a) the satisfaction of performance objectives as described below, (b) the Participant's completion of a specified period of employment or service with the Company or an Affiliate, (c) the Participant's death, disability or retirement or (d) satisfaction of a combination of any of the foregoing factors. The performance objectives may be stated with respect to the Company's, an Affiliate's or a business unit's (a) total stockholder return; (b) total stockholder return as compared to total return (on a comparable basis) of a publicly available index; (c) net income; (d) gross, operating or net earnings before or after taxes; (e) funds from operations; (f) earnings before interest expense, taxes, depreciation and amortization; (g) operating margin; (h) earnings per share; (i) return on equity, capital, assets, net assets, sales or investment; (j) working capital; (k) ratio of debt to stockholders equity; (l) revenue; (m) cash flow or cash flow per share; (n) book value per share; (o) earnings growth; (p) sales growth; (q) customer growth; (r) Fair Market Value of the Company or any Affiliate or shares of Common Stock; (s) share price; (t) market share; (u) economic value added; (v) market value added; (w) productivity; (x) level of expenses; (y) quality; (z) safety; (aa) customer satisfaction or (bb) peer group comparisons of any of the aforementioned performance objectives. If the Committee, on the date of grant, prescribes that Performance Shares will be earned and payable only upon the attainment of such performance objectives, no Performance Shares will be considered earned and no payments will be made with respect to such Performance Shares unless, and then only to the extent that, the Committee certifies in writing that such objectives have been achieved. If an applicable Agreement does not provide for when a Participant's rights in Performance Shares will be earned and become payable, a Participant's rights in Performance Shares will be earned and become payable with respect to one-fourth of the shares of Common Stock covered by the grant on each of the first, second, third and fourth anniversaries of the date of grant, provided the Participant has been continuously employed by or has continuously provided services to the Company or an Affiliate as of each such date. Additionally, if the Committee so provides in an applicable Agreement, outstanding Performance Shares shall be earned and become payable with respect to one hundred percent (100%) of the shares of Common Stock covered by the grant upon (i) involuntary termination of the Participant's employment or service by the Company or an Affiliate other than for Cause, (ii) voluntary termination of a Participant's employment or service with the Company or an Affiliate by the Participant for Good Reason, (iii) the Participant's death while still employed by or providing services to the Company or an Affiliate or (iv) the Participant's Disability while still employed by or providing services to the Company or an Affiliate.

9.03.    Maximum Performance Share Award Period

        The Committee, on the date of grant, shall determine the maximum period over which Performance Share Awards may be earned, except that such period shall not exceed ten years.

9.04.    Payment

        In the discretion of the Committee, the amount payable when an award of Performance Shares is earned may be settled in cash, by the issuance of shares of Common Stock, or a combination thereof. A fractional share of Common Stock shall not be deliverable when an award of Performance Shares is earned, but a cash payment will be made in lieu thereof.

9.05.    Stockholder Rights

        No Participant shall, as a result of receiving a grant of Performance Shares, have any rights as a stockholder until and then only to the extent that the Performance Shares are earned and settled in shares of Common Stock. After Performance Shares are earned and settled in shares, a Participant will have all the rights of a stockholder with respect to such shares, including the right to receive dividends and vote the shares.

9.06.    Nontransferability

        Except as provided in Section 9.07 Performance Shares granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in any Performance Shares shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

9.07.    Transferable Performance Shares

        Section 9.06 to the contrary notwithstanding, if the Agreement so provides, an award of Performance Shares may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-5 under the Exchange Act as in effect from time to time. The holder of Performance Shares transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Performance Shares during the period that they were held by the Participant; provided, however that such transferee may not transfer Performance Shares except by will or the laws of descent and distribution.

9.08.    Employee Status

        In the event that the terms of any Performance Share award provide that no payment will be made unless the Participant completes a stated period of employment or continued service, the Committee may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

9.09.    Change in Control

        Notwithstanding any provision of any Agreement, in the event of or in anticipation of a Change in Control, the Committee in its discretion may terminate before or on the Control Change Date some or all outstanding Performance Shares previously granted under the Plan that are not then earned and payable without any payment to the holder of the Performance Shares. The Committee in its discretion may take the action described in this Section 9.09 contingent on consummation of the Change in Control and with respect to some or all outstanding Performance Shares or on a Performance Share-by-Performance Share basis, which actions need not be uniform with respect to all outstanding Performance Shares. The Performance Shares shall not be terminated to the extent that written provision is made for their assumption, continuance or substitution by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control. If the Committee so provides in an applicable Agreement, a Participant's outstanding Performance Shares shall be deemed earned (and any shares of Common Stock to be paid in settlement of such Performance Shares shall be nonforfeitable and transferable) as of a Control Change Date or immediately before the date the Performance Shares would otherwise be terminated in connection with the Change in Control, as described above, provided the Participant has been continuously employed by or has continuously provided services to the Company or an Affiliate as of such time.

ARTICLE X
INCENTIVE AWARDS

10.01.    Grant

        The Committee shall designate Participants to whom Incentive Awards are to be granted. All Incentive Awards shall be finally determined exclusively by the Committee under the procedures established by the Committee; provided, however, that no Participant may receive an Incentive Award payment in any calendar year that exceeds $750,000.

10.02.    Terms and Conditions

        The Committee, on the date of grant of an Incentive Award, shall specify in the applicable Agreement the terms and conditions which govern the grant. By way of example and not of limitation, the Committee may prescribe that the Incentive Award shall be earned and payable upon (a) the satisfaction of performance objectives as described below, (b) the Participant's completion of a specified period of employment or service with the Company or an Affiliate, (c) the Participant's death, disability or retirement or (d) satisfaction of a combination of any of the foregoing factors. The performance objectives may be stated with respect to the Company's, an Affiliate's or a business unit's (a) total stockholder return; (b) total stockholder return as compared to total return (on a comparable basis) of a publicly available index; (c) net income; (d) gross, operating or net earnings before or after taxes; (e) funds from operations; (f) earnings before interest expense, taxes, depreciation and amortization; (g) operating margin; (h) earnings per share; (i) return on equity, capital, assets, net assets, sales or investment; (j) working capital; (k) ratio of debt to stockholders equity; (l) revenue; (m) cash flow or cash flow per share; (n) book value per share; (o) earnings growth; (p) sales growth; (q) customer growth; (r) Fair Market Value of the Company or any Affiliate or shares of Common Stock; (s) share price; (t) market share; (u) economic value added; (v) market value added; (w) productivity; (x) level of expenses; (y) quality; (z) safety; (aa) customer satisfaction or (bb) peer group comparisons of any of the aforementioned performance objectives. If the Committee, on the date of grant, prescribes that the Incentive Awards will be earned and payable only upon the attainment of such performance objectives, no Incentive Awards will be considered earned and no payments will be made with respect to such Incentive Awards unless, and then only to the extent that, the Committee certifies in writing that such objectives have been achieved. If an applicable Agreement does not provide for when a Participant's rights in an Incentive Award will become earned and payable, a Participant's rights in an Incentive Award will be earned and payable with respect to one-fourth of the value of the Incentive Award on each of the first, second, third and fourth anniversaries of the date of grant, provided the Participant has been continuously employed by or has continuously provided services to the Company or an Affiliate as of each such date. Additionally, if the Committee so provides in an applicable Agreement, an outstanding Incentive Award shall be earned and payable with respect to one hundred percent (100%) of the value of the Incentive Award that was not previously earned and payable upon (i) involuntary termination of the Participant's employment or service by the Company or an Affiliate other than for Cause, (ii) voluntary termination of a Participant's employment or service with the Company or an Affiliate by the Participant for Good Reason, (iii) the Participant's death while still employed by or providing services to the Company or an Affiliate or (iv) the Participant's Disability while still employed by or providing services to the Company or an Affiliate.

10.03.    Maximum Incentive Award Period

        The Committee, at the time an Incentive Award is made, shall determine the maximum period over which the Incentive Award may be earned, except that such period shall not exceed ten years.

10.04.    Nontransferability

        Except as provided in Section 10.05, Incentive Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

10.05.    Transferable Incentive Awards

        Section 10.04 to the contrary notwithstanding, if so provided in an Agreement, an Incentive Award may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or to a partnership in which such family members are the only partners, on such terms and conditions as may be permitted by Rule 16b-5 under the Exchange Act as in effect from time to time. The holder of an Incentive Award transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Incentive Award during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Incentive Award except by will or the laws of descent and distribution.

10.06.    Employee Status

        If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of employment or continuous service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

10.07.    Change in Control

        Notwithstanding any provision of any Agreement, in the event of or in anticipation of a Change in Control, the Committee in its discretion may terminate before or on the Control Change Date some or all outstanding Incentive Awards previously granted under the Plan that are not then earned and payable without any payment to the holder of the Incentive Award. The Committee in its discretion may take the action described in this Section contingent on consummation of the Change in Control and with respect to some or all outstanding Incentive Awards or on an Incentive Award-by-Incentive Award basis, which actions need not be uniform with respect to all outstanding Incentive Awards. The Incentive Awards shall not be terminated to the extent that written provision is made for their assumption, continuance or substitution by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control. If the Committee so provides in an applicable Agreement, a Participant's outstanding Incentive Awards shall be deemed earned (and shares of Common Stock to be paid in settlement of such Incentive Awards shall be nonforfeitable and transferable) as of a Control Change Date or immediately before the date the Incentive Awards would otherwise be terminated in connection with the Change in Control, as described above, provided the Participant has been continuously employed by or has continuously provided services to the Company or an Affiliate as of such time.

10.08.    Stockholder Rights

        No Participant shall, as a result of receiving an Incentive Award, have any rights as a stockholder of the Company or any Affiliate on account of such Incentive Award, unless and until the Incentive Award is earned and shares of Common Stock paid in settlement thereof. After an Incentive Award is earned and settled in shares, a Participant will have all the rights of a stockholder with respect to such shares, including the right to receive dividends and vote the shares.

ARTICLE XI
ADJUSTMENT UPON CHANGE IN COMMON STOCK

        The maximum number of shares that may be issued pursuant to Awards, the terms of outstanding Awards, and the per individual limitations on the number of shares of Common Stock that may be issued pursuant to for which Awards shall be adjusted as the Board shall determine to be equitably required in the event that (i) the Company (a) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (b) engages in a transaction described under Section 424 of the Code or (ii) there occurs any other event which, in the judgment of the Board, necessitates such action. In addition, the Committee may make such other adjustments to the terms of any Awards to the extent equitable and necessary to prevent an enlargement or dilution of the Participant's rights thereunder as a result of any such event or similar transaction. Any determination made under this Article XI by the Board shall be final and conclusive.

        The issuance by the Company of stock of any class, or securities convertible into stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of stock or obligations of the Company convertible into such stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares that may be issued pursuant to Awards may be granted, the per individual limitations on the number of shares that may be issued pursuant to Awards, or the terms of outstanding Awards.

        The Committee may grant Awards in substitution for performance shares, incentive awards, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in the first paragraph of this Article XI. Notwithstanding any provision of the Plan (other than the limitation of Section 5.02), the terms of such substituted Awards shall be as the Committee, in its discretion, determines is appropriate.

ARTICLE XII
COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

12.01.    Compliance

        No Option or SAR shall be exercisable, no shares of Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any stock certificate evidencing shares of Common Stock issued pursuant to an Award may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no Stock Award or Performance Share shall be granted, no shares of Common Stock shall be issued, no certificate for shares of Common Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

12.02.    Postponement of Exercise or Payment

        The Committee may postpone any grant, exercise, vesting or payment of an Award for such time as the Committee in its sole discretion may deem necessary in order to permit the Company (i) to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable pursuant to the Award under the securities laws; (ii) to permit any action to be taken in order to (A) list such shares of Common Stock or other shares of stock of the Company on a stock exchange if shares of Common Stock or other shares of stock of the Company are not then listed on such exchange or (B) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock or other shares of stock of the Company, including any rules or regulations of any stock exchange on which the shares of Common Stock or other shares of stock of the Company are listed; (iii) to determine that such shares of Common Stock in the Plan are exempt from such registration or that no action of the kind referred to in (ii)(B) above needs to be taken; (iv) to comply with any other applicable law, including without limitation, securities laws; (v) during any such time the Company or any Affiliate is prohibited from doing any of such acts under applicable law, including without limitation, during the course of an investigation of the Company or any Affiliate, or under any contract, loan agreement or covenant or other agreement to which the Company or any Affiliate is a party or (vi) to otherwise comply with any prohibition on such acts or payments during any applicable blackout period; and the Company shall not be obligated by virtue of any terms and conditions of any Agreement or any provision of the Plan to recognize the grant, exercise, vesting or payment of an Award or to grant, sell or issue shares of Common Stock or make any such payments in violation of the securities laws or the laws of any government having jurisdiction thereof or any of the provisions hereof. Any such postponement shall not extend the term of the Award and neither the Company nor its directors and officers nor the Committee shall have any obligation or liability to any Participant or to any other person with respect to shares of Common Stock or payments as to which the Award shall lapse because of such postponement.

12.03.    Forfeiture of Payment

        A Participant shall be required to forfeit any and all rights under Awards or to reimburse the Company for any payment under any Award (with interest as necessary to avoid imputed interest or original issue discount under the Code or as otherwise required by applicable law) to the extent applicable law requires such forfeiture or reimbursement.

ARTICLE XIII
GENERAL PROVISIONS

13.01.    Effect on Employment and Service

        Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual or entity any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual or entity at any time with or without assigning a reason therefor.

13.02.    Unfunded Plan

        This Plan, insofar as it provides for Awards, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by Awards under this Plan. Any liability of the Company to any person with respect to any Award under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

13.03.    Rules of Construction

        Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

13.04.    Tax Withholding and Reporting

        Unless an Agreement provides otherwise, each Participant shall be responsible for satisfying in cash or cash equivalent acceptable to the Committee any income and employment (including without limitation Social Security and Medicare) tax withholding obligations attributable to participation in the Plan and the grant, exercise, vesting or payment of Awards granted thereunder. In accordance with procedures that the Committee establishes, the Committee, to the extent applicable law permits, may allow a Participant to pay such amounts (i) in cash, (ii) by certified check, (iii) by tendering shares of Common Stock (which, if acquired from the Company, have been held by the Participant for at least six months) and which do not exceed the Company's minimum statutory withholding obligation, (iv) by a broker-assisted cashless exercise or (v) by any combination of the aforementioned methods of payment. The Company shall comply with all such reporting and other requirements relating to the administration of this Plan and the grant, exercise, vesting or payment of any Award hereunder as applicable law requires.

13.05.    Reservation of Shares

        The Company, during the term of this Plan, shall at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan. Additionally, the Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorizations needed in order to issue and to sell such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan. However, the inability of the Company to obtain from any such regulatory agency the requisite authorizations the Company's counsel deems to be necessary for the lawful issuance and sale of any shares of Common Stock hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any shares of Common Stock hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or to sell such shares of Common Stock as to which such requisite authority shall not have been obtained.

13.06.    Governing Law

        This Plan and all Awards granted hereunder shall be governed by the laws of the Commonwealth of Virginia, except to the extent federal law applies.

13.07.    Other Actions

        Nothing in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including, by way of illustration and not by way of limitation, the right to grant options, stock appreciation rights, stock awards, incentive awards or performance shares for proper corporate purposes otherwise than under the Plan to any employee or to any other person, firm, corporation, association or other entity, or to grant options, stock appreciation rights, stock awards, incentive awards or performance shares to, or assume such awards of any person in connection with, the acquisition, purchase, lease, merger, consolidation, reorganization or otherwise, of all or any part of the business and assets of any person, firm, corporation, association or other entity.

13.08.    Other Conditions

        The Committee, in its discretion, may, as a condition to the grant, exercise, payment or settlement of an Award, require the Participant on or before the date of grant, exercise, payment or settlement of the Award to enter into (i) a covenant not to compete (including a confidentiality, non-solicitation, non-competition or other similar agreement) with the Company or any Affiliate, which may become effective on the date of termination of employment or service of the Participant with the Company or any Affiliate or any other date the Committee may specify and shall contain such terms and conditions as the Committee shall otherwise specify, (ii) an agreement to cancel any other employment agreement, service agreement, fringe benefit or compensation arrangement in effect between the Company or any Subsidiary and such Participant and/or (iii) a shareholders' agreement with respect to shares of Common Stock to be issued pursuant to the Award. If the Participant shall fail to enter into any such agreement at the Committee's request, then no Award shall be granted, exercised, paid or settled and the number of shares of Common Stock that would have been subject to such Award, if any, shall be added to the remaining shares of Common Stock available under the Plan.

13.09.    Forfeiture Provisions

        Notwithstanding any other provisions of the Plan or any Agreement, all rights to any Award that a Participant has will be immediately discontinued and forfeited, and the Company shall not have any further obligation hereunder to the Participant with respect to any Award and the Award will not be exercisable (whether or not previously exercisable) or become vested or payable on and after the time the Participant is discharged from employment or service with the Company or any Affiliate for Cause.

ARTICLE XIV
AMENDMENT

        The Board may amend or terminate this Plan at any time; provided, however, that no amendment may adversely impair the rights of a Participant with respect to outstanding Awards without the Participant's consent. In addition, an amendment will be contingent on approval of the Company's stockholders, to the extent required by law or by the rules of any stock exchange on which the Company's securities are traded or if the amendment would (i) increase the benefits accruing to Participants under the Plan, including without limitation, any amendment to the Plan or any Agreement to permit a repricing or a decrease in the exercise price of any outstanding Options, (ii) increase the aggregate number of shares of Common Stock that may be issued under the Plan, (iii) modify the requirements as to eligibility for participation in the Plan or, (iv) after the transition period prescribed by the regulations under Code Section 162(m), change the performance objectives set forth in Sections 8.03, 9.02 or 10.02.

ARTICLE XV
DURATION OF PLAN

        No Award may be granted under this Plan after                        , 2014. Awards granted before that date shall remain valid in accordance with their terms.

ARTICLE XVI
EFFECTIVE DATE OF PLAN

        Awards may be granted under this Plan upon its adoption by the Board; provided that, this Plan shall not be effective unless approved by unanimous consent of the Company's stockholders or by a majority of the votes cast by the Company's stockholders, voting either in person or by proxy, at a duly held stockholders' meeting at which a stockholder quorum is present, before                         , 2004.

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  Exhibit 10.01
KMG AMERICA CORPORATION 2004 EQUITY INCENTIVE PLAN